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                                                                   Exhibit 99.2

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                                               FIRST FEDERAL BANCSHARES, INC.                         CONVERSION CENTER
                                                          LOGO                                        2001 Maine Street
                                               (Proposed Holding Company for                          Quincy, IL  62301
                                                    First Federal Bank)                                (XXX) XXX-XXXX

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STOCK ORDER FORM & CERTIFICATION FORM:  Please read the Stock Order Form Instructions and Ownership Guide for assistance in completing this Stock Order Form.
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DEADLINE: We must receive a properly executed Stock Order Form and Certification Form with the required payment on or before
12:00 noon, Central time, on August XX, 2000. We may not accept photocopied or faxed Stock Order Forms or Certification Forms.
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NUMBER OF SHARES / AMOUNT OF PAYMENT
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       (1)  NUMBER OF SHARES TO PURCHASE              PRICE PER SHARE                  (2)  TOTAL AMOUNT DUE

       ---------------------------------                                              --------------------------
                                               X          $10.00              =        $
       ---------------------------------                                              --------------------------
                 (minimum 25)

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PURCHASE LIMITATIONS: If you choose to purchase shares of First Federal Bancshares, Inc., you must place an order for at least 25 shares ($250.00 worth). In most cases, each depositor or depositors on the same account, as well as certain borrowers, may place an order for up to 15,000 shares of common stock, which is equal to $150,000, in the subscription offering. In addition, each individual or entity may place an order for up to 15,000 shares of common stock, which is equal to $150,000, in the community offering. However, no person, either alone or together with associates or persons acting in concert with such person, may purchase, in the aggregate, more than 1.0% of the common stock offered, which equals 22,425 shares.

METHOD OF PAYMENT                                            PURCHASER INFORMATION
(3)  / / Enclosed is a check, bank draft or money            (5)  / / Check here if you were a depositor with at least
         order made payable to                                        $50.00 on deposit as of either October 31, 1998 or
         FIRST FEDERAL BANCSHARES, INC.                               June 30, 2000, or if you were a depositor at June 30,
         for $________________.                                       2000 or a borrower as of March 27, 1990 whose loans
                                                                      continue to be outstanding as of June 30, 2000. List
(4)  / / I authorize First Federal Bancshares, Inc.                   all the names on the account(s) and all the account
         to make the withdrawals from my First Federal                number(s) of those accounts you had at these dates to
         Bank account(s) shown below, and understand                  ensure proper identification of your purchase rights.
         that the amounts will not otherwise be                       Confirm account(s) by initialing here________.
         available for withdrawal:

         ACCOUNT NUMBER(S)             AMOUNT(S)                      ACCOUNT TITLE (NAMES ON ACCOUNTS)     ACCOUNT NUMBER

    ----------------------------- ---------------------               --------------------------------- --------------------
                                  $
    ----------------------------- ---------------------               ---------------------------------

    ----------------------------- ---------------------               --------------------------------- --------------------

    ----------------------------- ---------------------               ---------------------------------
         TOTAL WITHDRAWAL         $
                                  ---------------------               --------------------------------- --------------------


There is no penalty for early withdrawals used for           (6)  / / Check here if you are a director, officer or employee
this stock purchase.                                                  of First Federal Bank or a member of such person's
                                                                      immediate family.

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(7) STOCK REGISTRATION      Form of stock ownership
      / / Individual             / / Uniform Transfer to Minors     / / Partnership
      / / Joint Tenants (WROS)   / / Uniform Gift to Minors         / / Individual Retirement Account (contact conversion center)
      / / Tenants in Common      / / Corporation                    / / Fiduciary/Trust (Under Agreement Dated __________)

  ---------------------------------------------------------- ---------------------------------------------------------------
  (8)  Name                                                  (9)      Social Security or Tax I.D.
  ---------------------------------------------------------- ---------------------------------------------------------------
       Name                                                           Daytime Telephone
  ---------------------------------------------------------- ---------------------------------------------------------------
       Street Address                                                 Evening Telephone
  ---------------------------------------------------------- ---------------------------------------------------------------

       City                  State     Zip Code                       County of Residence
  ---------------------------------------------------------- ---------------------------------------------------------------
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(10)  / / NASD AFFILIATION (This section applies to those individuals who meet the   ---------------------------------------
delineated criteria) Check here if you are a member of the National Association       (11) / / ASSOCIATE- ACTING IN CONCERT
of Securities Dealers, Inc. ("NASD"), a person associated with an NASD member, a      Check here, and complete the reverse
member of the immediate family of any such person to whose support such person        side of this form, if you, or any
contributes, directly or indirectly, or the holder of an account in which an          associates (as defined on the reverse
NASD member or person associated with an NASD member has a beneficial interest.       side of this form) or persons acting
To comply with conditions under which an exemption from the NASD's                    in concert with you, have submitted
Interpretation With Respect to Free Riding and Withholding is available, you          other orders for shares in the
agree, if you have checked the NASD affiliation box, (i) not to sell, transfer        offerings.
or hypothecate the stock for a period of 90 days following the issuance, and         ---------------------------------------
(ii) to report this subscription in writing to the applicable NASD member within one day of the payment therefor.
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ACKNOWLEDGEMENT By signing below, I acknowledge receipt of the Prospectus dated _____ __, 2000 and the provisions therein and understand that I may not change or revoke my order once it is received by First Federal Bancshares, Inc. I also certify that this stock order is for my account only and there is no agreement or understanding regarding any further sale or transfer of these shares. Federal regulations prohibit any persons from transferring, or entering into any agreement, directly or indirectly, to transfer the legal or beneficial ownership of conversion subscription rights or the underlying securities to the account of another person. First Federal Bancshares, Inc. will pursue any and all legal and equitable remedies in the event it becomes aware of the transfer of subscription rights and will not honor orders known by it to involve such transfer. Under penalties of perjury, I further certify that: (1) the social security number or taxpayer identification number and the information provided on this order form given above is true, correct and complete and that I am purchasing for solely my own account and that there is no agreement or understanding regarding the sale or transfer of shares ordered hereby or my rights to subscribe for such shares; and (2) I am not subject to backup withholding. You must cross out this item, (2) above, if you have been notified by the Internal Revenue Service that you are subject to backup withholding because of underreporting interest or dividends on your tax return.

(12)   SIGNATURE Sign and date the form.  When purchasing    ---------------------------------------------------------------
as a custodian, corporate officer, etc., include your            Authorized Signature       Title (if applicable)      Date
full title.  An additional signature is required only
when payment is by withdrawal from an account that
requires more than one signature to withdraw funds.          ---------------------------------------------------------------
                                                                 Authorized Signature       Title (is applicable)      Date
YOUR ORDER WILL BE FILLED IN ACCORDANCE WITH THE PROVISIONS
OF THE PROSPECTUS.  THIS ORDER IS NOT VALID IF NOT SIGNED.
                                                             ---------------------------------------------------------------

THE SHARES OF COMMON STOCK OFFERED HEREBY ARE NOT SAVINGS ACCOUNTS AND ARE NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE
CORPORATION, SAVINGS ASSOCIATION INSURANCE FUND OR ANY OTHER CORPORATION, FUND OR GOVERNMENTAL AGENCY.
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FOR OFFICE USE ONLY

Date Rec'd  ____/____/____ Order #________ Batch________ Check #________ Category________ Amount $__________Initials_______.
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                            REMEMBER TO SIGN THE CERTIFICATION FORM ON THE REVERSE SIDE

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                      (FIRST FEDERAL BANCSHARES, INC. LOGO)

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ITEM (5)  -(continued)
    ACCOUNT TITLE (NAMES ON ACCOUNT)    ACCOUNT NUMBER       ACCOUNT TITLE (NAMES ON ACCOUNT)              ACCOUNT NUMBER
   ----------------------------------- ----------------      ------------------------------------------ --------------------
   ----------------------------------- ----------------      ------------------------------------------ --------------------
   ----------------------------------- ----------------      ------------------------------------------ --------------------
   ----------------------------------- ----------------      ------------------------------------------ --------------------

                                                             ---------------------------------------------------------------
ITEM (11) - (continued)                                       The term "associate," when used to indicate a relationship
List below all other orders submitted by you or your          with any person, is defined to mean (i) a corporation or
associates (as defined) or by persons acting in concert       organization (other than First Federal Bancshares, Inc. or
with you.                                                     First Federal Bank) of which such person is an officer or
                                                              partner or is, directly or indirectly, the beneficial owner
    NAME(S)                             NUMBER OF SHARES      of 10% or more of any class of equity securities, (ii) any
   ----------------------------------- ------------------     trust or other estate in which such person has a substantial
   ----------------------------------- ------------------     beneficial interest or as to which such person serves as
   ----------------------------------- ------------------     trustee or in a similar fiduciary capacity, provided, however,
   ----------------------------------- ------------------     that such term shall not include any tax qualified employee
   ----------------------------------- ------------------     stock benefit plan of First Federal Bancshares, Inc. or First
                                                              Federal Bank in which such person has a substantial beneficial interest or serves as a trustee or in a similar fiduciary
                                                              capacity, and (iii) any relative or spouse of such person, or any relative of such spouse, who has the same home as such person or who is a director or officer of First Federal
                                                              Bancshares, Inc. or First Federal Bank or any of the
                                                              subsidiaries of the foregoing.
                                                             ---------------------------------------------------------------

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                               CERTIFICATION FORM

      (This form must be dated and signed along with your dated and signed
                     Stock Order Form on the reverse side.)

I ACKNOWLEDGE THAT THE SHARES OF COMMON STOCK, $0.01 PAR VALUE PER SHARE (THE "COMMON STOCK") OF FIRST FEDERAL BANCSHARES, INC., THE PROPOSED HOLDING COMPANY FOR FIRST FEDERAL BANK, ARE NOT FEDERALLY INSURED AND ARE NOT GUARANTEED BY FIRST FEDERAL BANCSHARES, INC., FIRST FEDERAL BANK OR THE FEDERAL GOVERNMENT.

If anyone asserts that the shares of common stock are federally insured or guaranteed, or are as safe as an insured deposit, I should call the Office of Thrift Supervision's Central Regional Director, Ronald N. Karr, at (312) 917-5000.

I further certify that, before purchasing shares of Common Stock of First Federal Bancshares, Inc., I received a copy of the Prospectus dated _______ ___, 2000, which discloses the nature of the shares of common stock being offered thereby and describes the following risks involved in an investment in the common stock under the heading "Risk Factors":

     1. First Federal's return on equity will be below average after the conversion because of high capital levels.
     2.    Strong competition could hurt First Federal's profits.
     3.    First Federal's market area limits its growth potential.
     4.    A downturn in the local economy could hurt First Federal's profits.
     5. Commercial business loans increase the risk of First Federal's loan portfolio.
     6.    Changing interest rates could hurt First Federal's profits.
     7. Implementation of new benefit plans will increase First Federal's future compensation expense.
     8. Issuance of shares for benefits programs may reduce your ownership interest.
     9. Various factors could make takeover attempts that you want to occur more difficult to achieve.
     10. The recent poor performance of thrift stocks could negatively affect the price of First Federal Bancshares' common stock.
     11. Possible limited market for First Federal Bancshares' common stock may negatively affect the market price.
     12. First Federal Bancshares' stock price may decline when trading commences.

BY EXECUTING THIS CERTIFICATION FORM, THE INVESTOR IS NOT WAIVING ANY RIGHTS UNDER THE FEDERAL SECURITIES LAWS, INCLUDING THE SECURITIES ACT OF 1933 AND THE SECURITIES EXCHANGE ACT OF 1934.


SIGNATURE                 DATE            SIGNATURE                  DATE
-----------------------------------       --------------------------------------

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NAME (PLEASE PRINT)                       NAME (PLEASE PRINT)
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(NOTE: ALL PARTIES NAMED AS REGISTERED OWNERS IN ITEM 8 ON THE REVERSE SIDE MUST
                          SIGN THE CERTIFICATION FORM)